UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2005

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 25, 2005, TCF Financial Corporation and TCF National Bank entered into an agreement (the "Agreement") with William A. Cooper, Chairman of the Board and Chief Executive Officer.  The Agreement provides for the expiration of Mr. Cooper’s term of employment upon his retirement as CEO effective as of December 31, 2005, for his continued service as Chairman of the Board, and for incentive and other compensation and benefits, including a grant of restricted stock which vests January 1, 2009, one-third for each of the years 2006, 2007 and 2008 that TCF Financial Corporation achieves greater than 20% ROTE (Return on Tangible Equity, as defined in the Restricted Stock Agreement) and otherwise is forfeited.  In the event Mr. Cooper resigns as Chairman before January 1, 2009, the entire stock grant is forfeited.  The Agreement also provides for the termination of Mr. Cooper’s existing Employment Agreement and Change in Control Agreement dated July 1, 1996, and in the event he is not elected as a director of TCF Financial Corporation in 2005, that the Agreement shall automatically terminate and the Employment Agreement and Change in Control Agreement shall be reinstated.

Attached hereto as Exhibit 10(e)-1 and incorporated herein by reference is the January 25, 2005 agreement between William A. Cooper and TCF Financial Corporation and TCF National Bank.  Attached hereto as Exhibit 10(e)-2 and incorporated herein by reference is the Restricted Stock Agreement between William A. Cooper and TCF Financial Corporation dated January 25, 2005.

On January 24, 2005, the Compensation/Nominating/Corporate Governance Committee of TCF Financial Corporation adopted resolutions amending and restating effective as of January 24, 2005 certain deferred compensation plans and arrangements (the “Plans”) for the benefit of employees and directors eligible to participate in the Plans.

Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the Plans.  Code section 409A is effective as to amounts deferred after 2004.  The purpose of the amendments to the Plans and adoption of a new Supplemental Employee Retirement Plan (“SERP”) and Directors Deferred Plan is to assure that the requirements and restrictions of Code section 409A will not apply to vested benefits earned and vested under the Plans prior to January 1, 2005.  In general, as a result of these amendments all new deferrals under the Plans are discontinued as of January 1, 2005.  New deferrals are allowed under the new SERP and Directors Deferred Plan under terms which satisfy Code section 409A.

The following amended and restated Plans and the new SERP and Directors Deferred Plan are filed as the indicated exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

Exhibit	Exhibit No.

TCF Financial Corporation Executive Deferred Compensation Plan as amended	10(c)
and restated through January 24, 2005

TCF Financial Corporation Supplemental Employee Retirement Plan – Employee	10(j)
Stock Purchase Plan as amended and restated through January 24, 2005

TCF Financial Corporation 2005 Employees Stock Purchase Plan Supplemental	10(j)-1
Employee Retirement Plan as amended and restated through January 24, 2005

TCF Financial Corporation Senior Officer Deferred Compensation Plan as	10(l)
amended and restated through January 24, 2005

TCF Financial Corporation Directors Deferred Compensation Plan as amended	10(r)
and restated through January 24, 2005

TCF Financial Corporation Directors 2005 Deferred Compensation Plan as	10(r)-1
amended and restated through January 24, 2005

TCF Financial Corporation Supplemental Employee Retirement Plan for TCF	10(u)
Cash Balance Pension Plan, as amended and restated through January 24, 2005

TCF Financial Corporation 2005 Cash Balance Pension Plan Supplemental	10(u)-1
Employee Retirement Plan as adopted effective January 1, 2005

The TCF Financial Corporation 2005 Management Incentive Plan – Executive was adopted January 24, 2005 and a description of this plan is attached hereto as Exhibit 10(o) and incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

On January 24, 2005, TCF Financial Corporation entered into an amendment to the Rights Agreement, dated as of May 12, 1999, between TCF Financial Corporation and Bank Boston, N.A.  The amendment increases the purchase price under such agreement.  The amendment to the Rights Agreement is attached hereto as Exhibit 4(a) and incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2005, TCF Financial Corporation’s Board of Directors announced that William A. Cooper, Chairman of the Board and Chief Executive Officer (CEO), will retire as CEO effective December 31, 2005.  Furthermore, the board designated Lynn A. Nagorske to succeed Mr. Cooper as CEO.  Mr. Cooper will remain Chairman of the Board through December 31, 2008.  See Item 1.01 for further discussion of the Agreement with William A. Cooper.

Lynn A. Nagorske was elected the Chief Operating Officer of TCF Financial Corporation in 2002.  He has been President of TCF Financial since 1993 and a director of TCF Financial since 1995.  He has also held various other positions with TCF Financial and TCF National Bank:  Chief Executive Officer, TCF National Bank (1997-1999); and Treasurer (Principal Financial Officer), TCF Financial (1987-1995).  Mr. Nagorske is currently a member of the Young President’s Organization.  Mr. Nagorske is also a past Treasurer and Director for the Science Museum of Minnesota, and is a past Director for the Minnesota State University – Mankato Foundation and the Greater Minneapolis Chamber of Commerce.  Mr. Nagorske is a Director for the Minnesota Orchestral Association and Ascension Academy.

A copy of the press release issued by TCF Financial Corporation on January 24, 2005 announcing Mr. Cooper’s retirement as Chief Executive Officer, effective as of December 31, 2005, and the appointment of Mr. Nagorske as his successor, is filed on Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description

4(a)	Amendment to Rights Agreement, dated as of January 24, 2005, between TCF Financial Corporation and Bank Boston, N.A.

10(c)	TCF Financial Corporation Executive Deferred Compensation Plan as amended and restated through January 24, 2005

10(e)-1	Agreement between William A. Cooper and TCF Financial Corporation and TCF National Bank, dated January 24, 2005

10(e)-2	Restricted Stock Agreement between William A. Cooper and TCF Financial Corporation, dated January 24, 2005

10(j)	TCF Financial Corporation Supplemental Employee Retirement Plan – ESPP Plan as amended and restated through January 24, 2005

10(j)-1	TCF Financial Corporation 2005 Employees Stock Purchase Plan Supplemental Employee Retirement Plan as amended and restated through January 24, 2005

10(l)	TCF Financial Corporation Senior Officer Deferred Compensation Plan as amended and restated through January 24, 2005

10(o)	2005 Management Incentive Plan – Executive

10(r)	TCF Financial Corporation 2005 Directors Deferred Compensation Plan as amended and restated through January 24, 2005

10(r)-1	TCF Financial Corporation Directors 2005 Deferred Compensation Plan as amended and restated through January 24, 2005

10(u)	TCF Financial Corporation Supplemental Employee Retirement Plan for TCF Cash Balance Pension Plan, as amended and restated through January 24, 2005

10(u)-1	TCF Financial Corporation 2005 Cash Balance Pension Plan Supplemental Employee Retirement Plan as adopted effective January 1, 2005

99.1	Press Release of TCF Financial Corporation, dated January 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Gregory J. Pulles
Gregory J. Pulles, Vice Chairman, General Counsel and Secretary

Dated:             January 24, 2005